                                                                  EXHIBIT 10.11

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES, OR DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 UNDER THE ACT.

THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS WARRANT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA OR ANY OTHER STATE AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SUCH SECURITIES IS EXEMPT FROM QUALIFICATION BY
SECTION 25110, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE OR SUCH PROVISIONS OF THE CORPORATIONS CODE OF ANY SUCH OTHER STATE. THE RIGHTS OF THE HOLDER OF THIS WARRANT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

THIS WARRANT IS NOT TRANSFERABLE OR ASSIGNABLE IN ANY MANNER AND NO INTEREST IN THIS WARRANT MAY BE PLEDGED OR OTHERWISE ENCUMBERED BY NATIONSBANC MONTGOMERY SECURITIES, LLC WITHOUT THE EXPRESS WRITTEN CONSENT OF THE COMPANY, WHICH MAY BE GIVEN OR WITHHELD BY THE COMPANY IN ITS SOLE DISCRETION.

                                                      Warrant to Purchase up to
                                                               27,104 Shares of
                                                       Series D Preferred Stock
                                                        (Subject to Adjustment)

                              RUBIO'S RESTAURANTS, INC.

                      SERIES D PREFERRED STOCK PURCHASE WARRANT

                                  December 31, 1997

     RUBIO'S RESTAURANTS, INC., a Delaware corporation (the "COMPANY"), hereby certifies that for value received, NationsBanc Montgomery Securities, LLC ("MONTGOMERY SECURITIES") is entitled, subject to the terms and conditions set forth below to purchase from the Company at the price of $8.63345 per share (the "EXERCISE PRICE") up to Twenty-Seven Thousand One Hundred and Four (27,104) fully paid and nonassessable shares of Series D Preferred Stock of the Company at any time or from time to time before 5:00
PM Pacific Standard Time on the earlier of (i) the business day immediately preceding the effective date of the Company's registration statement in connection with its initial public offering (a "Public Offering"), (ii) the business day immediately preceding the date of the closing of an acquisition of all or substantially all of the Company's outstanding stock or assets by an unrelated entity, by merger or otherwise (an "Acquisition") or (iii) December 31, 2002 (the "EXPIRATION DATE"). The Exercise Price and the number of shares of Series D Preferred Stock of the Company issuable upon exercise of this Warrant are subject to adjustment as provided in Section 3 below.
The Company shall notify Montgomery Securities in writing, in accordance with the notice requirements of Section 8.3 of this Warrant, at least 20 days prior to the occurrence of the events described in section (i) and (ii) above.

     As used herein the following terms shall have the following respective meanings:

     (a) The term "COMMON STOCK" shall mean the Common Stock of the Company, and any other securities or property of the Company or of any other person (corporate or otherwise) which Montgomery Securities at any time shall be entitled to receive upon the conversion of the Preferred Stock issuable upon the exercise of this Warrant in lieu of or in addition to such Common Stock, or which at any time shall be issuable in exchange for or in replacement of such Common Stock.

     (b) The term "SERIES D PREFERRED STOCK" shall mean the Series D Preferred Stock of the Company, and any other securities or property of the Company or of any other person (corporate or otherwise) which Montgomery Securities at any time shall be entitled to receive upon the exercise of this Warrant in lieu of or in addition to such Series D Preferred Stock, or which at any time shall be issuable in exchange for or in replacement of such Series D Preferred Stock.

     (c) The term "WARRANT SHARES" shall mean the shares of Series D Preferred Stock issuable upon the exercise of this Warrant.

     1. INITIAL EXERCISE DATE; EXPIRATION. This Warrant may be exercised by Montgomery Securities at any time or from time to time before the Expiration Date.

     2.   METHOD OF EXERCISE.

          2.1 EXERCISE OF WARRANT; PARTIAL EXERCISE. This Warrant may be exercised in full or in part by Montgomery Securities by surrender of this Warrant, together with the form of subscription attached hereto as EXHIBIT A duly executed by Montgomery Securities, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, of the Exercise Price of the Warrant Shares to be purchased hereunder. For any partial exercise hereof, Montgomery Securities shall designate in a subscription in the form of EXHIBIT A attached hereto delivered to the Company the number of Warrant Shares that it wishes to purchase. On any such partial exercise, the Company at its expense shall forthwith issue and deliver to Montgomery Securities a new warrant of like tenor, in the name of Montgomery Securities, which shall be exercisable for such number of Warrant Shares represented by this Warrant which have not been purchased upon such exercise.

          2.2  NET ISSUANCE.

               (a) RIGHT TO CONVERT. In addition to and without limiting the rights of Montgomery Securities under the terms of this Warrant, Montgomery Securities shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series D Preferred Stock as provided in this Section 2.2 at any time or from time to time prior to the Expiration Date.

Upon exercise of the Conversion Right with respect to a particular number of shares subject to the Warrant (the "Converted Warrant Shares"), the Company shall deliver to Montgomery Securities (without payment by Montgomery Securities of any exercise price or any cash or other consideration) that number of shares of fully paid and nonassessable Series D Preferred Stock computed using the following formula:

                    X = Y (A - B)
                        ---------
                            A

          Where:    X   =     the number of shares of Series D Preferred
                              Stock to be delivered to Montgomery
                              Securities

                    Y   =     the number of Converted Warrant Shares

                    A   =     the per share fair market value of the Series
                              D Preferred Stock on the Conversion Date (as defined below)

                    B   =     the Exercise Price of the Warrant (as adjusted to
                              the Conversion Date)

The Conversion Right may only be exercised with respect to a whole number of shares subject to the Warrant. No fractional shares shall be issuable upon exercise of the Conversion Right, and if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to Montgomery Securities an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as defined below). Shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of the Warrant.

               (b) METHOD OF EXERCISE. The Conversion Right may be exercised by Montgomery Securities by the surrender of the Warrant at the principal office of the Company together with a written statement specifying that Montgomery Securities thereby intends to exercise the Conversion Right and indicating the total number of shares under the Warrant that Montgomery Securities is exercising through the Conversion Right. Such conversion shall be effective upon receipt by the Company of the Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to the Warrant, shall be issued as of the Conversion Date and shall be delivered to Montgomery Securities promptly following the Conversion Date.

               (c)  DETERMINATION OF FAIR MARKET VALUE.  For purposes of this
Section 2.2, fair market value of a share of Series D Preferred Stock on the Conversion Date shall mean:

          (i) If the Conversion Right is exercised in connection with a Public Offering, and if the Company's Registration Statement relating to such Public Offering has been declared effective by the Securities and Exchange Commission, the initial "Price to Public" specified in the final prospectus with respect to such offering times the number of shares of Common Stock into which each Converted Warrant Share is then convertible.

          (ii) If the Conversion Right is exercised in connection with an Acquisition, the effective per share consideration to be received in an Acquisition by holders of the Common Stock, which price shall be as specified in the agreement entered into with respect to such Acquisition and determined assuming receipt of the aggregate exercise price of all outstanding warrants to purchase equity securities of the Company (the "Outstanding Warrants"), or if no such price is set forth in the agreement concerning the Acquisition, than as determined in good faith by the Company's Board of Directors upon a review of relevant factors, including the aggregate exercise price of all Outstanding Warrants.

          (iii) If the Conversion Right is not exercised in connection with an Acquisition or in connection with and contingent upon a Public Offering, then as follows:

               (A) If such type of security is traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices of such type of security on such exchange over the 30-day period ending five business days prior to the Conversion Date;

               (B) If such type of security is traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid prices of such type of security over the 30-day period ending five business days prior to the Conversion Date; and

               (C) If there is no public market for such type of security, then fair market value shall be determined by mutual agreement of Montgomery Securities and the Company, and if Montgomery Securities and the Company are unable to so agree, by an investment banker of national reputation selected by the Company and reasonably acceptable to Montgomery
     Securities. All fees and expenses for such investment banker shall be paid for by Montgomery Securities.

          2.3 WHEN EXERCISE EFFECTIVE. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the business day on which this Warrant and any other items necessary for the effective exercise of this Warrant are surrendered to the Company as provided in this Section 2 (such day is referred to herein as the

"Exercise Date"), and at such time the person in whose name any certificate for shares of Series D Preferred Stock are issuable upon such exercise, as provided in Section 2.3, shall be deemed to be the record holder of such Series D Preferred Stock for all purposes.

          2.4 DELIVERY ON EXERCISE. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to Montgomery Securities, or as Montgomery Securities may direct, a certificate or certificates for the number of fully paid and nonassessable full shares of Series D Preferred Stock to which Montgomery Securities shall be entitled on such exercise.

     3. ADJUSTMENTS TO SERIES D PREFERRED STOCK AND EXERCISE PRICE. The number of shares of Series D Preferred Stock (or any shares of stock or other securities which may be) issuable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

          3.1 SPLITS AND SUBDIVISIONS. In the event the Company should at any time or from time to time fix a record date for the effectuation of a split or subdivision of the outstanding shares of Series D Preferred Stock or the determination of the holders of Series D Preferred Stock entitled to receive a dividend or other distribution payable in additional shares of Series D Preferred Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Series D Preferred Stock ("SERIES D PREFERRED STOCK EQUIVALENTS") without payment of any consideration by such holder for the additional shares of Series D Preferred Stock or Series D Preferred Stock Equivalents (including the additional shares of Series D Preferred Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such split, subdivision, dividend or other distribution if no record date is fixed), the Exercise Price shall be appropriately decreased and the number of shares of Series D Preferred Stock issuable upon exercise of this Warrant shall be appropriately increased in proportion to such increase in outstanding shares of Series D Preferred Stock.

          3.2 COMBINATION OF SHARES. If the number of shares of Series D Preferred Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Series D Preferred Stock, the Exercise Price shall be appropriately increased and the number of shares of Series D Preferred Stock issuable upon exercise of this Warrant shall be appropriately decreased in proportion to such decrease in outstanding shares of Series D Preferred Stock.

          3.3 ADJUSTMENTS FOR OTHER DISTRIBUTIONS. In the event the Company shall declare a distribution payable to the holders of Series D Preferred Stock in securities of other persons, evidences of indebtedness issued by the Company or other persons, assets (excluding cash dividends) or options or rights not referred to in Section 3.1, then, in each such case for the purpose of this
Section 3.3, upon exercise of this Warrant Montgomery Securities shall be entitled to a proportionate share of any such distribution as though Montgomery Securities was the holder of the number of shares of Series D Preferred Stock of the Company issuable upon exercise of this Warrant as of the record date fixed for the determination of the holders of Series D Preferred Stock entitled to receive such distribution.

          3.4 RECLASSIFICATION OR REORGANIZATION. If the Series D Preferred Stock (or any shares of stock or other securities which may be) issuable upon exercise of this Warrant shall be changed into the same or different number of shares of any class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Sections 3.1, 3.2 or 3.3 above, or an acquisition of all or substantially all of the Company's outstanding stock or assets by an unrelated entity, by merger or otherwise, prior to which this Warrant shall cease to be exercisable as provided above), then and in each such event Montgomery Securities shall be entitled to receive upon the exercise of this Warrant the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change, to which a holder of the number of shares of Series D Preferred Stock (or any shares of stock or other securities which may be) issuable upon exercise of this Warrant would have received if this Warrant had been exercised immediately prior to such reorganization, reclassification or other change.

          3.5 NOTICE OF ADJUSTMENTS AND RECORD DATES. The Company shall promptly notify Montgomery Securities in writing of each adjustment or readjustment of the Exercise Price and the number of shares of Series D Preferred Stock (or any shares of stock or other securities which may be) issuable upon exercise of this Warrant. Such notice shall state the adjustment or readjustment and show in reasonable detail the facts on which the adjustment or readjustment is based. In the event of any taking by the Company of a record of (a) the holders of Series D Preferred Stock for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (b) the holders of the Company's outstanding capital stock for the purpose of approving any acquisition of all or substantially all of the Company's outstanding stock or assets by an unrelated entity, by merger or otherwise, the Company shall notify Montgomery Securities in writing of such record date at least twenty (20) days prior to such record date.

          3.6 NO IMPAIRMENT. The Company will not avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant.

     4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants that:

          4.1 STOCK TO BE RESERVED. The Company will at all times reserve and keep available out of its authorized Series D Preferred Stock and Common Stock, solely for the purpose of issuance upon the exercise of this Warrant as herein provided, such number of shares of Series D Preferred Stock as shall then be issuable upon the exercise of this Warrant and such number of shares of Common Stock as shall be issuable upon conversion of such Series D Preferred Stock. The Company shall from time to time in accordance with applicable law increase the authorized amount of its Series D Preferred Stock and/or Common Stock if at any time the number of shares of Series D Preferred Stock and/or Common Stock remaining unissued and available for issuance shall not be sufficient to permit exercise of this Warrant and the conversion of such shares of Series D Preferred Stock to Common Stock. The Company covenants that, upon issuance in accordance with the terms of this Warrant, all shares of Series

D Preferred Stock which shall be so issued and any Common Stock issued upon the conversion of such Series D Preferred Stock, shall be duly and validly issued and fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company will take all such action as may be necessary to assure that all such shares of Series D Preferred Stock and Common Stock may be so issued without violation of any applicable law or regulation, or of any requirements of any national securities exchange upon which shares of capital stock of the Company may be listed.

          4.2 ISSUE TAX. The issuance of certificates for shares of Series D Preferred Stock upon exercise of this Warrant shall be made without charge to Montgomery Securities for any issue tax in respect thereof provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of Montgomery Securities of this Warrant.

          4.3 CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of the shares of Series D Preferred Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

     5. REPRESENTATIONS AND WARRANTIES OF MONTGOMERY SECURITIES. Montgomery Securities hereby represents and warrants that:

          5.1 AUTHORIZATION. Montgomery Securities represents that it has full power and authority to enter into this Warrant and that this Warrant constitutes a valid and legally binding obligation of Montgomery Securities.

          5.2 PURCHASE ENTIRELY FOR OWN ACCOUNT. This Warrant is issued and sold to Montgomery Securities in reliance upon Montgomery Securities's representation to the Company, which by Montgomery Securities's execution of this Warrant Montgomery Securities hereby confirms, that this Warrant, the Series D Preferred Stock issuable upon exercise hereof and the Common Stock issuable upon conversion of such Series D Preferred Stock (collectively, the "Securities") will be acquired for investment for Montgomery Securities's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Montgomery Securities has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Warrant, Montgomery Securities further represents that Montgomery Securities does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          5.3  RELIANCE UPON MONTGOMERY SECURITIES'S REPRESENTATIONS.
Montgomery Securities understands that this Warrant is not, and any Series D Preferred Stock acquired upon the exercise hereof and any Common Stock acquired upon the conversion of any such Series D Preferred Stock at time of issuance may not be, registered under the Securities Act on the ground that the sale provided for in this Warrant and the issuance of the Series D Preferred Stock hereunder is exempt from registration under the Securities Act pursuant to Section 4(2) thereof or Regulation D promulgated by the Securities and Exchange Commission under the Securities Act, and that the Company's reliance on such exemption is predicated on Montgomery

Securities's representations set forth herein. Montgomery Securities realizes that the basis for the exemption may not be present if, notwithstanding such representations, Montgomery Securities has in mind merely acquiring any of the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. Montgomery Securities has no such intention.

          5.4 RECEIPT OF INFORMATION. Montgomery Securities believes it has received all the information it considers necessary or appropriate for deciding whether to purchase this Warrant. Montgomery Securities further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of this Warrant and the business, properties, prospects and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

          5.5 INVESTMENT EXPERIENCE. Montgomery Securities represents that it is experienced in evaluating and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in this Warrant. Montgomery Securities also represents it has not been organized for the purpose of acquiring this Warrant.

          5.6 RESTRICTED SECURITIES. Montgomery Securities understands that this Warrant and the Securities are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations this Warrant and the Securities may be resold without registration under the Securities Act only in certain limited circumstances. Montgomery Securities has no need for liquidity of its investment in this Warrant or the Securities. In this connection, Montgomery Securities represents that it is familiar with Securities and Exchange Commission Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

          5.7 LEGENDS. To the extent applicable, any certificates for the shares of Series D Preferred Stock issued upon exercise of this Warrant and the shares of Common Stock issued upon conversion of such Series D Preferred Stock shall be endorsed with the legends set forth below, and Montgomery Securities covenants that, except to the extent such restrictions are waived by the Company, Montgomery Securities shall not dispose of any interest in any of the shares of Series D Preferred Stock issued upon exercise of this Warrant or the shares of Common Stock issued upon conversion of such Series D Preferred Stock without complying with the restrictions on transfer described in the legends endorsed on such certificates:

               (a) THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE

COMPANY HAS RECEIVED AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

               (b) Any legend required by (i) any other agreement with the Company to which Montgomery Securities is a party or (ii) the securities laws of any state or other governmental or regulatory agency having authority over the issuance of the shares of Series D Preferred Stock issued upon exercise of this Warrant or the shares of Common Stock issued upon conversion of such Series D Preferred Stock.

     6. REPLACEMENT OF WARRANT. On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company at its expense will execute and deliver to Montgomery Securities, in lieu thereof, a new Warrant of like tenor.

     7. NO RIGHTS OR LIABILITY AS A STOCKHOLDER. This Warrant does not entitle Montgomery Securities hereof to any voting rights or other rights as a stockholder of the Company. No provisions hereof, in the absence of affirmative action by Montgomery Securities to purchase the Series D Preferred Stock of the Company, and no enumeration herein of the rights or privileges of Montgomery Securities, shall give rise to any liability of Montgomery Securities as a stockholder of the Company.

     8.   MISCELLANEOUS.

          8.1 TRANSFER OF WARRANT. This Warrant shall not be transferable or assignable in any manner and no interest shall be pledged or otherwise encumbered by Montgomery Securities without the express written consent of the Company, which may be given or withheld by the Company in its sole discretion, and any such attempted disposition of this Warrant or any portion hereof shall be of no force or effect.

          8.2 TITLES AND SUBTITLES. The titles and subtitles used in this Warrant are for convenience only and are not to be considered in construing or interpreting this Warrant.

          8.3 NOTICES. Any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given to the party to be notified upon personal delivery by hand or professional courier service, upon delivery by facsimile transmission or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other party.

          8.4 ATTORNEYS' FEES. If any action at law or in equity is necessary to enforce or interpret the terms of this Warrant, the prevailing party shall be entitled to reasonable attorneys' fees, costs and disbursements in addition to any other relief to which such party may be entitled.

          8.5 AMENDMENTS AND WAIVERS. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Montgomery Securities.

          8.6 SEVERABILITY. If one or more provisions of this Warrant are held to be unenforceable under applicable law, such provision shall be excluded from this Warrant and the balance of the Warrant shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          8.7 GOVERNING LAW. This Warrant shall be governed by and construed and enforced in accordance with the laws of the State of California, without giving effect to its conflicts of laws principles.

          8.8 ENTIRE AGREEMENT. This Warrant contains the entire agreement between the Company and Montgomery Securities with regard to the subject matter hereof, and supersedes all prior agreements and understandings, whether written or oral, with regard to the subject matter hereof.



                     [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

          8.9 COUNTERPARTS. This Warrant may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Date:  December 31, 1997           Rubio's Restaurants, Inc.,
                                   a Delaware corporation



                              By:  /s/ Ralph Rubio
                                   -------------------------------

                              Its: President
                                   -------------------------------

                    Address:  5151 Shoreham Place, Suite 260
                              San Diego, CA 92122
                              Fax No.:  (619) 452-0181


ACKNOWLEDGED AND AGREED:

NationsBanc Montgomery Securities, LLC


By:  /s/ illegible
     --------------------------

Its: Senior Managing Director
     --------------------------

Address:  600 Montgomery Street
          San Francisco, CA  94111
          Fax No.:  (415) 913-5704

                                      EXHIBIT A

                                 FORM OF SUBSCRIPTION

                      (To be signed only on exercise of Warrant)

To:  Rubio's Restaurants, Inc.

     NationsBanc Montgomery Securities, LLC hereby (a) irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _____________________________* shares of Series D Preferred Stock of Rubio's Restaurants, Inc., and herewith makes payment of $_________________ therefor, (b) requests that the certificates for such shares be issued in the name of, and delivered to _____________________________________________, whose address is __________________________________________________________________,
and (c) reaffirms that all of the representations and warranties of NationsBanc Montgomery Securities, LLC contained in Section 5 of the Warrant are true and correct as of the date hereof.

Dated: ________________________

                                   NationsBanc Montgomery Securities, LLC

                                   By:  ____________________________________

                                   Its: ____________________________________

                         Address:  600 Montgomery Street
                                   San Francisco, CA  94111
                                   Fax No.:  (415) ___________

------------------

* Insert here the number of shares as to which the Warrant is being exercised.

                                     A-1